UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    Entry Into a Material Definitive Agreement.

On October 12, 2020, Kingsway America Inc. (“KAI”) and Kingsway Warranty Holdings LLC (“KWH”), both subsidiaries of Kingsway Financial Services Inc. (“Kingsway”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among KWH, KAI, PWI Holdings, Inc. (“PWI”), and ADESA Dealer Services, LLC, pursuant to which KWH will purchase all of the issued and outstanding shares of capital stock of PWI and KAI will act as the guarantor of the obligations of KWH under the Purchase Agreement. The closing of the transactions contemplated by the Purchase Agreement is subject to certain regulatory approvals and other customary closing conditions.

The Purchase Agreement also contains customary representations and warranties and covenants, including, among other things, with respect to the operation of the business of PWI and its subsidiaries between the signing of the Purchase Agreement and the closing of the transaction. In connection with the entry into of the Purchase Agreement, KWH has obtained a customary representations and warranties insurance policy as recourse for certain losses arising out of breaches of the representations and warranties of PWI in the Purchase Agreement.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 8.01    Other Events.

On October 13, 2020, Kingsway issued a press release (the “Press Release”) announcing the execution of the Purchase Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description

2.1	Stock Purchase Agreement, dated as of October 12, 2020, by and among Kingsway Warranty Holdings LLC, Kingsway America Inc., PWI Holdings, Inc., and ADESA Dealer Services, LLC *

99.1	Press Release titled “Kingsway to Expand Portfolio of Warranty Holdings”

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Kingsway agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

October 13, 2020	By: /s/ Kent A. Hansen Kent A. Hansen, Chief Financial Officer